UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02684

T. Rowe Price Tax-Free Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Item 1. Report to Shareholders

Tax-Free Income Fund	February 28, 2019

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX- FREE FUNDS

HIGHLIGHTS

■	Tax-free municipal bond returns were positive in the 12-month period ended February 28, 2019, and munis generally outperformed taxable investment-grade issues.

■	While the T. Rowe Price Tax-Free Funds performed in line with or lagged their benchmarks over the last 12 months, their longer-term relative performance remains favorable.

■

We continue to prefer revenue bonds over general obligation debt due to our longer-term concern that many municipalities will face fiscal challenges related to unfunded pensions and other post-employment benefit liabilities.

■	We believe that the municipal bond market, overall, remains a high-quality market with good opportunities for long-term investors seeking tax-free income. Although the tax reform passed in late 2017 has been mildly negative for munis, fundamentals are generally sound, and global economic uncertainties could spur demand for munis.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets delivered a wide variety of returns during your fund’s fiscal year ended February 28, 2019. Despite suffering a sharp downturn in late 2018, U.S. equity markets performed decently, and bonds offered positive returns after a rise in interest rates reversed late in the period. Overseas equity markets were considerably weaker, however, and returns for U.S. investors in both foreign bonds and equities were further reduced by a substantial decline in almost all currencies relative to the U.S. dollar.

A widening gap between U.S. economic prospects and those of other major economies was largely responsible for the relative strength of the U.S. dollar and asset prices. Signs emerged in the spring of 2018 that growth in Europe and China was slowing. Conversely, the U.S. economy picked up speed in the middle of the year, boosted by fiscal stimulus from the December 2017 tax cuts and increased federal spending.

U.S. corporate profit growth was especially robust, helping the major indexes rise to record highs. Technology shares led the advance, and Apple established a milestone in early August by becoming the first public company with a $1 trillion market capitalization. Soon after, the bull market that began in March 2009 became the longest-running one in modern history.

Bond yields rose for much of the past year as growth expectations increased and the Federal Reserve raised rates four more times, resulting in a generally unfavorable environment for fixed income investors (bond prices and yields move in opposite directions). Both equity and bond markets swooned when Fed Chair Jerome Powell told an interviewer on October 3 that interest rates were still “a long way” from a neutral level that would neither stimulate nor restrain the economy. Within days, the yield on the benchmark 10-year Treasury note hit its highest level since the summer of 2011.

Yields soon reversed course alongside the economic outlook, however. Retail sales slumped late in 2018, and the manufacturing sector appeared to slow. The housing and auto sectors, which are particularly sensitive to rising rates, showed the greatest weakness. Powell soon changed his tune on interest rates, stating in late November that rates were “just below” the neutral level.

Policy uncertainty took a further toll on investor confidence. The U.S.-China trade dispute intensified late in 2018 as the Trump administration threatened to raise the tariff rate on Chinese goods on January 1. In early December, the White House announced that it was delaying the tariff hike, but investors were soon dealt another blow by the federal government’s partial shutdown. Several major stock indexes fell into a bear market, and Treasury yields sank to their lowest levels in over a year.

The stark shift in growth expectations and the tightening of financial conditions resulted in an abrupt turn in monetary policy. In January, Powell and other Fed officials signaled that they were reevaluating their rate-hiking plans and removed any reference to further rate increases in their policy statement. Stocks shot higher in response, making for the best start to a year (through February) in nearly three decades. Whether the recent rebound in investor confidence is justified remains to be seen, but it does seem likely that the Fed will remain in “pause” mode for the next few months.

Municipal bonds outperformed Treasuries and the broader U.S. taxable investment-grade bond market for the 12-month period. Demand for munis was generally strong, and the supply of bonds shrank due to a steep drop in refundings, although issuance began to rebound in early 2019. The new tax law that became effective in 2018 eliminated the tax benefits of advance refundings, which had allowed issuers to refinance existing debt with new bonds. Strong demand for higher-yielding securities, such as Puerto Rico debt and high yield tobacco bonds, helped lower-quality munis outperform higher-quality debt. Progress on debt restructuring contributed to a rally in Puerto Rico bonds from distressed levels.

The past year has been another lesson in how complex and intertwined the global economy has become, with events quickly rippling across borders and asset classes. Please know that your fund’s manager is working with a large and talented team of analysts in seeking to avoid the pitfalls in this turbulent environment, while exploiting the opportunities that lie ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Exempt Money Fund returned 1.09% for the 12-month period ended February 28, 2019, which was approximately in line with the Lipper Tax-Exempt Money Market Funds Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve remained active for most of our reporting period, raising its benchmark interest rates four times in our fiscal year, which lifted the fed funds target rate to the 2.25%–2.50% range by the end of December. Taxable and tax-free short-term interest rates also increased. Since December, however, the central bank has become more dovish and has paused rate hikes while Fed officials assess the economy and the effects of the central bank’s nine quarter-point rate increases since the end of 2015.

While interest rates in the tax-free money market universe have risen, supply constraints continue to limit their potential upside. Specifically, cash inflows into separately managed accounts and municipal bond and money funds have exerted pressure on supply and downward pressure on rates.

Variable rate demand note (VRDN) yields averaged 1.57% since our semiannual report compared with a 1.37% average in the first half of our fiscal year. Longer-term municipal money market rates actually decreased five basis points in the last six months, with one-year securities currently yielding 1.75%. The Fed’s recent shift to a neutral policy stance on rates, as well as the supply and demand imbalance, contributed to the decrease in yields. (One hundred basis points equal one percentage point.)

How is the fund positioned?

In response to the supply and demand imbalances suppressing municipal money market yields—especially in the longer end of the money market curve (i.e., six to 12 months)—the fund has been overweighting commercial paper with maturities of up to three months and underweighting VRDNs (one- to seven-day maturities) and longer maturities (six to 12 months) versus its peers. As a result, the portfolio’s weighted average maturity (36 days as of February 28) is slightly longer than that of the peer group. By overweighting the front end of the yield curve, the fund has greater flexibility to respond to changes in interest rates or changes in supply dynamics.

What is portfolio management’s outlook?

Municipal money market yields are likely to be relatively steady in the near future. We expect the Fed to maintain a neutral policy stance for at least the first half of 2019. In this environment, we will aim to strike a balance between maintaining exposure to interest rate changes through VRDN positions and responding to the technical suppression of muni money market rates with investments in commercial paper maturing in 90 days or less. This strategy should allow us to quickly respond to changes in investor sentiment toward interest rates and Fed policy in the coming months.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Short-Intermediate Fund returned 2.44% for the 12-month period ended February 28, 2019, versus 3.09% for the Lipper Short-Intermediate Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s net asset value was $5.58 at the end of our fiscal year, up $0.05 from $5.53 at the end of February 2018. Dividends per share contributed another $0.08 to the fund’s total return during the 12-month period.

The fund’s relative performance benefited from our positioning on the yield curve, specifically underweighting two-year bonds while overweighting 5- and 10-year maturities. Our allocations to revenue bonds were modestly positive, but our security selection within the revenue sectors and among general obligation (GO) bonds mildly detracted from our relative results.

Specifically, some of our purchases of prepaid natural gas bonds early in our reporting period hurt our performance, but because credit spreads widened—especially in the fourth quarter of 2018—our later purchases were additive. Our exposure to financially challenged Illinois helped our performance, but because Illinois credit spreads generally stayed the same—at very wide levels—it would have been better if we had held longer-term Illinois bonds. (Credit spreads measure the additional yield that investors demand for holding a bond with credit risk over a similar-maturity Treasury security.)

How is the fund positioned?

As shown in the Credit Quality Diversification exhibit below, more than 80% of the fund’s assets were invested in bonds with the three highest investment-grade credit ratings at the end of February. Over the last year—and especially in recent months—we have been trying to reduce our exposure to higher-quality sectors in favor of sectors that offered a pickup in yield. As a result, we have modestly downgraded the portfolio’s overall credit quality.

In terms of sector diversification, our largest revenue sector allocations at the end of our fiscal year were in transportation and health care. State and local GOs were also significant commitments. We have been reducing our education revenue holdings and state GOs over the last 12 months while increasing our transportation revenue exposure. We increased our investments in prepaid natural gas bonds the most.

At the end of February, approximately 80% of fund assets were invested in securities that mature in five years or less. As indicated earlier, we are underweighting two-year securities in favor of 5- and 10-year issues. Indeed, most of our bond purchases over the last 12 months had maturities of at least five years. These purchases extended the portfolio’s duration—a measure of its interest rate sensitivity—but by the end of our fiscal year, we had allowed the duration to move back to neutral.

Short-term municipal securities have become very expensive due to heavy demand and a lack of new issuance. We expect demand for these securities to stay high, but we think issuance should pick up as we move into the second quarter of 2019.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that the municipal bond market, overall, remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Although the market continues to assess the long-term impact of the Tax Cuts and Jobs Act passed in December 2017, tax reform has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers, and, on balance, the law has been mildly negative for the municipal market. However, fundamentals for the asset class are generally sound, and global economic uncertainties could spur demand for munis.

Many are expecting higher rates in the coming year, though, in our view, uncertainty around the Fed’s interest rate moves in 2019 will likely leave muni and Treasury bond yields range-bound in the coming months. While rising yields pressure bond prices, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and other post-employment benefit (OPEB) obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Tax-Free Income Fund returned 3.00% for the 12-month period ended February 28, 2019, versus 3.42% for the Lipper General & Insured Municipal Debt Funds Average, which measures the performance of competing funds. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s net asset value was $9.92 at the end of our fiscal year, down $0.06 from $9.98 at the end of February 2018. However, dividends per share contributed $0.35 to the fund’s total return during the 12-month period.

The fund’s relative performance was hurt by our yield curve positioning. While we believe that longer-maturity revenue bonds represent the best long-term value in the municipal market, we maintained a “barbell” portfolio structure, with an allocation to long-term securities as well as shorter-maturity bonds that offered more liquidity. This positioning was a drag on fund performance, as yields in the belly of the curve (i.e., bonds maturing in five to 10 years) decreased more than their longer-dated counterparts over the last year.

Our preference for revenue bonds over general obligation (GO) bonds remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Revenue bonds modestly underperformed GO bonds over the fund’s fiscal year, as securities from challenged states, such as New Jersey and Illinois, drove outperformance for the sector. Our underweight to GOs and to these states detracted from relative performance.

How is the fund positioned?

We maintained an overweight in bonds with maturities of 15 years and longer, and our purchases over the reporting period were concentrated in securities with maturities of 20 years and longer. Overall, we are seeking the right balance between investing in higher-yielding issues and avoiding interest rate bets. While we increased the fund’s duration—a measure of its interest rate sensitivity—modestly over the past six months (to 4.5 years from 4.4 years), it was still shorter than that of the Bloomberg Barclays Municipal Bond Index, which contributed to our underperformance. While some investors expect rates to rise over the next year, we believe near-term uncertainty about Fed policy will keep municipal bond yields range-bound in the months ahead.

The fund’s credit quality profile was largely unchanged during our 12-month reporting period. We maintained an overweight to A and BBB rated debt, as we believe this is where our credit research team can find investment opportunities that offer incremental, risk-adjusted yield. We also kept modest exposure to below investment-grade and unrated bonds, which provide further credit quality diversification.

Within the revenue sector, health care and transportation, which typically offer above-average yields, remained our largest allocations and, together, made up slightly more than half of the fund’s net assets at the end of the reporting period. We materially added to our health care allocation over the last year. In just the last six months, our allocation increased by more than one percentage point, as we purchased bonds issued by South Carolina Economic Development Authority for Prisma Health Group and by Sarasota County Public Hospitals for Sarasota Memorial Hospital. Although the fund’s overall exposure to transportation did not materially change, we purchased North Carolina Turnpike Authority debt. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

It has become challenging to find opportunities in revenue debt with short- to intermediate-term maturities over the past couple of years. However, there was a significant uptick in issuance of prepaid natural gas bonds with shorter maturities over the last year, and we took advantage of this opportunity to buy securities at attractive levels. Notable trades include Southeast Alabama Gas Supply, Georgia Main Street Natural Gas, and Tennessee Energy Acquisition. Our sales activity was rather muted during the period, as we sought to stay fully invested and keep cash reserves minimal. The majority of our sales came from our prerefunded allocation, as we sought to replace these higher-quality, lower-yielding bonds with securities that we believed would provide the best risk-adjusted yields for the portfolio.

Beginning in February 2019, for the first time in a decade, we began to purchase Puerto Rico-domiciled bonds. As Puerto Rico continues to work its way through bankruptcy, we saw some value in the outstanding electric utility debt, known by its Spanish acronym PREPA. Our PREPA purchases were defaulted bonds, but we are optimistic that a deal with creditors and a potential public-private partnership to operate the utility will boost the value of these securities.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that the municipal bond market, overall, remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Although the market continues to assess the long-term impact of the Tax Cuts and Jobs Act passed in December 2017, tax reform has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers, and, on balance, the law has been mildly negative for the municipal market. However, fundamentals for the asset class are generally sound, and global economic uncertainties could spur demand for munis.

Many are expecting higher rates in the coming year, though, in our view, uncertainty around the Fed’s interest rate moves in 2019 will likely leave muni and Treasury bond yields range-bound in the coming months. While rising yields pressure bond prices, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

It was a challenging year for the Tax-Free High Yield Fund. The fund returned 3.04% for the 12-month period ended February 28, 2019, versus 4.11% for the Lipper High Yield Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In the high yield municipal bond market, returns were heavily influenced by the recovery of two long-term distressed segments, Puerto Rico-related bonds and tobacco securitization bonds.

Over the long term, our conservative positioning in these two fundamentally challenged areas benefited the portfolio. However, their recovery over much of the last year rewarded many of our more aggressive peers with greater exposure.

The recovery of several Puerto Rico issuers was led by COFINA, the sales tax-backed bonds. The struggle for rightful ownership of the sales and use tax between GO bondholders and COFINA bondholders was consensually resolved and court ratified during the period, clearing the way for a significant restructuring of Puerto Rico’s largest issuer. Bond prices also recovered for the island’s two utility borrowers, PRASA (water) and PREPA (electric). Prospects for a recovery in defaulted PREPA bonds improved as the utility moved closer to issuing recovery notes secured by a surcharge on consumers’ electricity bills—potentially clearing the way for a privatization of the utility’s operations. Our PRASA bonds bounced as prospects for a debt restructuring of this solvent entity dimmed. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tobacco securitization bonds posted strong returns for the 12-month period, as two of the largest issuers, New Jersey and Golden State (California), successfully refinanced their low-rated debt structures without impairment. Market participants drove prices higher on similarly structured bonds of other tobacco borrowers, expecting similar outcomes. However, toward the end of the period, these hopes waned. Cigarette consumption has declined more briskly over the last year due to greater penetration of nicotine products not covered by the Master Settlement Agreement (e.g., Juul and Vapor). In November 2018, the Food and Drug Administration (FDA) announced its intentions to ban menthol-flavored cigarettes over time, further dampening refunding prospects for the sector’s weakest borrowers. We remain cautious on the long-term prospects for this high yield sector, as we expect consumption to decline for years to come.

How is the fund positioned?

We maintained a considerable overweight in health care bonds issued for hospitals and continuing care retirement communities (CCRCs), and we remain constructive on their fundamental underpinnings. Over the past several years, hospitals have enjoyed a period of sustained profitability and increased balance sheet strength. Industry consolidation through mergers and acquisitions has further fueled operating efficiency and revenue enhancement. This sector also has minimal exposure to the pension and other post-employment benefit (OPEB) challenges facing more traditional state and local borrowers. Although CCRC bonds lagged for the period, we continue to like their risk/return profile. The demographics of aging provide a solid tailwind for well-conceived senior living projects with solid balance sheets and reasonable security protections for investors.

During the tumultuous, interest rate-driven sell-off in the fourth quarter of 2018, several of our longer-maturity transportation investments underperformed the overall high yield market, as investors seeking liquidity sold positions in these longer-duration segments of the market, resulting in larger risk premiums. We continue to like the longer-term credit outlook for our toll road and airport project holdings, most of which benefit from strong demand and limited competition. Further, these projects also remain insulated from the state and local pension funding issue.

The portfolio is significantly skewed away from state and local GO bonds, and we remain concerned about the liabilities they are underwriting for employee pensions and health care benefits. We believe that risk premiums in this sector must widen to compensate investors for this growing problem. However, our holdings in some of the most challenged GO borrowers (e.g., New Jersey, Illinois, and Chicago) fared well during the 12-month period, as those borrowers provided a significant yield advantage over securities issued by the highest-quality states and cities.

In summary, the last 12 months were bumpy for our investors. Our strategic avoidance of distressed tobacco and Puerto Rico bonds weighed on our results, while spreads in several of our preferred sectors (namely transportation and health care) widened during the sharp fourth-quarter sell-off. However, as disciplined investors, we will continue to rely on our strong credit research resources to uncover investments that make sense for our clients over full credit and interest rate cycles.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that the municipal bond market, overall, remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Although the market continues to assess the long-term impact of the Tax Cuts and Jobs Act passed in December 2017, tax reform has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers, and, on balance, the law has been mildly negative for the municipal market. However, fundamentals for the asset class are generally sound, and global economic uncertainties could spur demand for munis.

Many are expecting higher rates in the coming year, though, in our view, uncertainty around the Fed’s interest rate moves in 2019 will likely leave muni and Treasury bond yields range-bound in the coming months. While rising yields pressure bond prices, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past 12 months?

It was a challenging year for the Intermediate Tax-Free High Yield Fund versus its longer-maturity Lipper peer group. The fund returned 3.40% for the 12-month period ended February 28, 2019, versus 4.11% for the Lipper High Yield Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.) The fund’s returns, however, compared more favorably versus high yield portfolios with similar maturity and duration constraints.

What factors influenced the fund’s performance?

In the high yield municipal market, returns were heavily influenced by the recovery of two long-term distressed segments, Puerto Rico-related bonds and tobacco securitization bonds. Over a longer-term horizon, our conservative positioning in these two fundamentally challenged areas benefited the portfolio. However, their recovery over much of the last year rewarded many of our more aggressive peers with greater exposure.

The recovery of several Puerto Rico issuers was led by COFINA, the sales tax-backed bonds. The struggle for rightful ownership of the sales and use tax between GO bondholders and COFINA bondholders was consensually resolved and court ratified during the period, clearing the way for a significant restructuring of Puerto Rico’s largest issuer. Bond prices also recovered for the island’s two utility borrowers, PRASA (water) and PREPA (electric). We initiated positions in PREPA bonds, as recovery prospects for these defaulted bonds improved. During the period, PREPA moved closer to issuing recovery notes secured by a surcharge on consumers’ electricity bills—potentially clearing the way for a privatization of the utility’s operations. Our holdings in PRASA bonds bounced as prospects for a debt restructuring of this solvent entity dimmed. (Please refer to the fund’s portfolio of holdings for a complete list of holdings and the amount each represents in the portfolio.)

Tobacco securitization bonds also posted strong returns for the 12-month period. Two of the sector’s largest issuers, New Jersey and Golden State (California), successfully refinanced their low-rated debt structures without impairment. Market participants drove prices higher on similarly structured bonds of other tobacco borrowers, expecting similar outcomes. Price recovery was most pronounced in the longest maturities, which are well outside our intermediate-term mandate. Toward the end of the period, refinancing hopes for many structures waned. Cigarette consumption declined more briskly due to greater penetration of nicotine products not covered under the Master Settlement Agreement (e.g., Juul and Vapor). In November 2018, the Food and Drug Administration (FDA) announced its intentions to ban menthol-flavored cigarettes over time, further dampening refunding prospects for the sector’s weakest borrowers. We remain cautious on the long-term prospects for this high yield sector, as we expect consumption to decline for years to come.

How is the fund positioned?

We maintained significant holdings in health care bonds issued for hospitals and continuing care retirement communities (CCRCs), and we remain constructive on their fundamental underpinnings. Over the past several years, hospitals have enjoyed a period of sustained profitability and increased balance sheet strength. Industry consolidation through mergers and acquisitions has further fueled operating efficiency and revenue enhancement. This sector also has minimal exposure to the pension and OPEB challenges facing more traditional state and local borrowers. Although CCRCs lagged for the period, we continue to like their risk/return profile. The demographics of aging provide a solid tailwind for well-conceived senior living projects with solid balance sheets and reasonable security protections for investors.

The portfolio remains significantly skewed away from state and local GO bonds. We remain concerned about the liabilities many of these issuers are underwriting for employee pensions and health care benefits. We believe that risk premiums in this sector must widen to compensate investors for this growing problem.

In summary, it was a tough year for our fund, particularly versus longer-duration high yield funds. Our avoidance of distressed tobacco and Puerto Rico credits weighed on results, while spreads in several of our preferred sectors (namely health care and utilities) widened during the sharp fourth-quarter sell-off. However, as disciplined investors, we will continue to rely on our strong credit research resources to uncover investments that make sense for our clients over full credit and interest rate cycles.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that the municipal bond market, overall, remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Although the market continues to assess the long-term impact of the Tax Cuts and Jobs Act passed in December 2017, tax reform has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers, and, on balance, the law has been mildly negative for the municipal market. However, fundamentals for the asset class are generally sound, and global economic uncertainties could spur demand for munis.

Many are expecting higher rates in the coming year, though, in our view, uncertainty around the Fed’s interest rate moves in 2019 will likely leave muni and Treasury bond yields range-bound in the coming months. While rising yields pressure bond prices, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Municipal bond funds may be highly impacted by events tied to the overall municipal securities markets, including unfavorable legislative or political developments and adverse changes in the financial conditions of municipal bond issuers and the economy. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

EXPENSE RATIOS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Par	$ Value
(Amounts in 000s)		
MUNICIPAL SECURITIES 98.8%		
Alabama 0.7%		
Southeast Alabama Gas Supply Dist., Series A, VRDN, 4.00%, 6/1/49 (Tender 6/1/24)	16,700	17,751
		17,751
Alaska 0.2%		
Alaska Int'l. Airport, Series B, 5.00%, 10/1/35	3,945	4,437
		4,437
Arizona 0.7%		
Arizona HFA, Banner Health, Series B, FRN, 67% of 3M USD LIBOR + 0.81%, 2.684%, 1/1/37	1,500	1,434
Arizona HFA, Phoenix Childrens Hosp., Series A, 5.00%, 2/1/34	3,000	3,196
Phoenix Civic Improvement, Series A, 5.00%, 7/1/40 (Prerefunded 7/1/20) (1)	10,995	11,484
		16,114
California 13.2%		
Alameda Corridor Transportation Auth., Series B, 5.00%, 10/1/35 (2)	5,750	6,524
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge, Series F-1, 5.00%, 4/1/54	6,500	7,083
California, GO, 5.00%, 8/1/32	15,000	17,065
California, GO, 5.25%, 9/1/25	10,000	10,871
California, Various Purpose, GO, 5.00%, 9/1/31	7,000	7,522
California, Various Purpose, GO, 5.00%, 9/1/32	12,400	13,319
California, Various Purpose, GO, 5.00%, 10/1/39	5,900	6,614
California, Various Purpose, GO, 5.00%, 11/1/43	4,700	5,185
California, Various Purpose, GO, 5.25%, 3/1/30	2,300	2,374
California, Various Purpose, GO, 5.50%, 3/1/40	10,000	10,323

California Statewide CDA, Kaiser Permanente, Series A, 5.00%, 4/1/42	8,365	8,964
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/48 (3)	1,300	1,403
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.25%, 12/1/56 (3)	2,275	2,417
California Tobacco Securitization Agency, STEP, 5.25%, 6/1/21	2,530	2,565
Chula Vista Ind. Dev., San Diego Gas, Series C, PCR, 5.875%, 2/15/34	2,000	2,015
Golden State Tobacco Securitization, Series A, 5.00%, 6/1/40	7,000	7,734
Golden State Tobacco Securitization, Series A-1, 5.00%, 6/1/47	1,440	1,386
Golden State Tobacco Securitization, Series A2, STEP, 5.30%, 6/1/37	2,000	2,007
Inland Valley Dev. Agency, Tax Allocation, Series A, 5.25%, 9/1/37	4,600	5,167
Irvine Unified School Dist., Community Fac. Dist., Special Tax, Series D, 5.00%, 3/1/57	3,230	3,497
Long Beach, 5.00%, 5/15/35	1,000	1,100
Long Beach, 5.00%, 5/15/40	2,500	2,717
Los Angeles Airport, Series D, 5.25%, 5/15/27	5,000	5,230
Los Angeles Harbor Dept., Series B, 5.25%, 8/1/34 (Prerefunded 8/1/19) (1)	5,750	5,840
Riverside County Redev. Agency, Desert Community, Series D, 6.00%, 10/1/37 (Prerefunded 10/1/20) (1)	3,550	3,801
Sacramento County Airport, Series B, 5.00%, 7/1/41	3,325	3,722
Sacramento County Airport, Senior, Series A, 5.00%, 7/1/41	2,925	3,285
Sacramento County Sanitation Dist. Fin. Auth. FRN, Series B, 67% of 3M USD LIBOR + 0.53%, 2.29%, 12/1/35 (4)	2,800	2,735
San Diego County Regional Airport Auth., Series A, 5.00%, 7/1/40	10,900	11,324
San Francisco City & County Int'l. Airports, Series E, 6.00%, 5/1/39 (Prerefunded 5/1/19) (1)	1,005	1,012
San Francisco City & County Int'l. Airports, 5.00%, 5/1/49	10,600	12,177
San Francisco City & County Int'l. Airports, Unrefunded Balance, Series E, 6.00%, 5/1/39 (Prerefunded 5/1/19) (1)	9,995	10,068

San Jose, Series B, 5.00%, 3/1/42	2,000	2,260
San Jose, Series B, 5.00%, 3/1/47	3,550	3,992
San Mateo, Bay Meadows Community Fac., Dist. 2008-1, 5.50%, 9/1/44	3,000	3,212
Southern California Public Power Auth., Windy Flats Projct-1, 5.00%, 7/1/29	14,250	14,860
Torrance, Memorial Medical Center, Series A, 5.00%, 9/1/40	5,070	5,296
Univ. of California Regents, Series I, 5.00%, 5/15/28	3,500	4,136
		325,557

Colorado 2.5%

Colorado HFA, Catholic Health Initiatives, Series A, 5.25%, 1/1/45	22,070	23,392
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/47	440	472
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/51	1,870	2,000
Colorado High Performance Transportation Enterprise, C-470 Express Lanes, 5.00%, 12/31/56	4,245	4,527
Denver City & County Airports, Series B, 5.00%, 12/1/48	10,500	11,975
Denver Convention Center Hotel Auth., 5.00%, 12/1/34	2,500	2,772
Denver Convention Center Hotel Auth., 5.00%, 12/1/35	1,250	1,380
Denver Convention Center Hotel Auth., 5.00%, 12/1/36	2,000	2,189
Denver Convention Center Hotel Auth., 5.00%, 12/1/40	11,990	12,890
		61,597

Connecticut 1.1%

Connecticut, Series E, GO, 5.00%, 9/15/34	3,250	3,656
Connecticut HEFA, Stamford Hosp., Series J, 5.00%, 7/1/42	15,865	16,893
Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 1/1/33	6,535	7,401
Mashantucket Western Pequot Tribe, 6.05% (PIK), 7/1/31 (5)(6)	2,777	95
		28,045

Florida 9.8%

Alachua County HFA, E Ridge Retirement Village, 6.25%, 11/15/44	4,500	3,904
Alachua County HFA, Shands Teaching Hosp. & Clinics, Series A, 5.00%, 12/1/44	15,820	16,969
Broward County Half-Cent Sales Tax, Main Courthouse, Series A, 5.25%, 10/1/36 (Prerefunded 10/1/20) (1)	8,110	8,570
Central Florida Expressway Auth., 5.00%, 7/1/39	7,475	8,493
Central Florida Expressway Auth., 5.00%, 7/1/42	4,670	5,269
Central Florida Expressway Auth., Series B, 5.00%, 7/1/34	3,700	4,199
Davie Ed. Fac., Nova Southeastern Univ., Series A, 6.00%, 4/1/42	6,560	7,388
Florida Higher Ed. Fac. Fin. Auth., Jacksonville Univ., Series A1, 5.00%, 6/1/48 (3)	4,075	4,230
Florida Municipal Power Agency, All Requirements, Series A, 6.25%, 10/1/31 (Prerefunded 10/1/19) (1)	7,100	7,288
Highlands County HFA, Adventist Health System, 6.00%, 11/15/37 (Prerefunded 11/15/19) (1)	20	21
Highlands County HFA, Unrefunded Balance, Adventist Health System, 6.00%, 11/15/37	8,930	9,190
Jacksonville, Better Jacksonville Sales Tax, Series A, 5.00%, 10/1/30	2,880	3,132
Jacksonville, Ed. Fac., Jacksonville Univ., Series B, 5.00%, 6/1/53 (3)	2,595	2,674
Jacksonville, Transportation, Series A, 5.00%, 10/1/29	3,500	3,859
Jacksonville, Transportation, Series A, 5.00%, 10/1/30	11,555	12,714
Jacksonville, Transportation, Series A, 5.00%, 10/1/31	4,450	4,890
Martin County HFA, Martin Memorial Medical Center, 5.00%, 11/15/45	3,750	3,968
Miami-Dade County, Aviation, Series A, 5.50%, 10/1/36 (Prerefunded 10/1/19) (1)	10,000	10,222
Miami-Dade County, Transit System, 5.00%, 7/1/37	16,425	17,908
Miami-Dade County, Aviation, 5.00%, 10/1/41	5,300	5,916
Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/40	18,700	20,476

Miami-Dade County EFA, Univ. of Miami, Series A, 5.00%, 4/1/45	12,360	13,442
Palm Beach County HFA, Acts Retirement-Life Community, 5.00%, 11/15/45	4,175	4,531
Sarasota County Public Hosp. Dist., 5.00%, 7/1/41	10,000	11,176
South Miami HFA, Baptist Health, 5.00%, 8/15/37	11,000	12,481
South Miami HFA, Baptist Health, 5.00%, 8/15/42	6,000	6,698
Sumter County IDA, Central Florida Health Alliance, Series A, 5.25%, 7/1/44	1,690	1,813
Tampa, Baycare Health, Series A, 5.00%, 11/15/46	12,135	13,433
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax Allocation, Series A, 5.00%, 9/1/29	1,880	2,061
Tampa Hillsborough County Expressway, 5.00%, 7/1/47	12,000	13,368
		240,283

Georgia 5.0%

Atlanta Airport, Passenger Fac. Charge, Series A, 5.00%, 1/1/32	2,500	2,802
Atlanta Airport, Passenger Fac. Charge, Series A, 5.00%, 1/1/33	1,600	1,790
Atlanta Airport, Passenger Fac. Charge, Series A, 5.00%, 1/1/34	3,000	3,350
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A-1, 7.00%, 1/1/40	4,555	4,437
Atlanta Water & Wastewater, Wastewater, Series A, 6.25%, 11/1/34 (Prerefunded 11/1/19) (1)	7,000	7,214
Cobb County Kennestone Hosp. Auth., WellStar Health, RAC, 5.25%, 4/1/41	3,000	3,162
Cobb County Kennestone Hosp. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	1,000	1,096
Fulton County, Water & Sewer, 5.00%, 1/1/27	7,000	7,388
Fulton County Dev. Auth., Robert Woodruff Arts Center, 5.00%, 3/15/36	5,250	5,835
Fulton County Dev. Auth., Robert Woodruff Arts Center, Series B, 5.25%, 3/15/24 (Prerefunded 3/15/19) (1)	8,000	8,009

Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/37	1,975	2,190
Fulton County Dev. Auth., WellStar Health, Series A, RAC, 5.00%, 4/1/42	3,895	4,268
Fulton County Dev. Auth., Woodruff Arts Center, 5.00%, 3/15/44	5,150	5,777
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.00%, 2/15/45	3,965	4,357
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.375%, 2/15/40 (Prerefunded 2/15/20) (1)	12,135	12,550
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series A, 5.50%, 8/15/54	6,600	7,504
Gainesville & Hall County Hosp. Auth., Northeast Georgia Health, Series B, 5.50%, 2/15/42	3,245	3,793
Gainesville & Hall County Hosp. Auth., Unrefunded Balance, Northeast Georgia Health, Series A, 5.375%, 2/15/40	3,745	3,870
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health, Series A, 5.00%, 2/15/35	2,310	2,594
Main Street Natural Gas, Series A, 5.00%, 5/15/31	4,000	4,524
Main Street Natural Gas, Series A, 5.00%, 5/15/32	2,500	2,807
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A, 5.50%, 9/15/25	6,000	7,098
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B, 5.00%, 3/15/20	1,900	1,957
Main Street Natural Gas, Georgia Municipal Gas Auth., Series C, VRDN, 4.00%, 8/1/48 (Tender 12/1/23)	2,650	2,828
Municipal Electric Auth. of Georgia, Series EE, 7.25%, 1/1/24 (7)	6,500	7,928
Municipal Electric Auth. of Georgia, Power Revenue, Series HH, 5.00%, 1/1/44	4,485	4,888
		124,016

Idaho 0.9%

Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/34	2,100	2,286
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/44	19,285	20,576
		22,862

Illinois 7.2%

Chicago, Wastewater, Series C, 5.00%, 1/1/31	1,100	1,218
Chicago, Wastewater, Series C, 5.00%, 1/1/32	2,500	2,757
Chicago Board of Ed., Series A, GO, 5.00%, 12/1/23 (2)	2,000	2,206
Chicago Midway Airport, Series B, 5.00%, 1/1/35	7,960	8,741
Chicago Midway Airport, Series B, 5.00%, 1/1/36	3,070	3,365
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/29	11,735	12,035
Chicago O'Hare Int'l. Airport, Series C, 6.50%, 1/1/41 (Prerefunded 1/1/21) (1)	7,250	7,885
Chicago O'Hare Int'l. Airport, Series D, 5.00%, 1/1/47	10,775	11,843
Chicago O'hare Int'l. Airport, Senior, Series B, 5.00%, 1/1/48	4,000	4,474
Chicago Water, Series A-1, 5.00%, 11/1/28	1,225	1,400
Cook County, Series C, GO, 5.00%, 11/15/25	9,485	10,321
Cook County, Series C, GO, 5.00%, 11/15/26	4,935	5,341
Cook County, Series C, GO, 5.00%, 11/15/29	1,065	1,139
Illinois, GO, 5.50%, 7/1/38	11,000	11,487
Illinois, Series A, GO, 5.00%, 10/1/31	1,500	1,596
Illinois, Series B, GO, 5.00%, 10/1/31	2,000	2,128
Illinois, Series B, GO, 5.00%, 10/1/32	1,750	1,853
Illinois Fin. Auth., Franciscan Communities, Series A, 5.125%, 5/15/43	6,935	7,091
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/34	515	587
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/36	750	847
Illinois Fin. Auth., Presence Health, Series C, 5.00%, 2/15/41	3,040	3,372
Illinois Fin. Auth., Rush Univ. Medical Center, Series C, 6.625%, 11/1/39 (Prerefunded 5/1/19) (1)	5,000	5,040
Illinois Toll Highway Auth., Series A-1, 5.00%, 1/1/27	10,000	10,254
Illinois Toll Highway Auth., Series A-1, 5.00%, 1/1/31	5,000	5,121
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, 5.00%, 6/15/57	1,100	1,145
Metropolitan Pier & Exposition Auth., McCormick Place, Series A, Zero Coupon, 6/15/37 (4)	11,870	5,130

Kentucky 1.9%

Kentucky Economic Dev. Fin. Auth., Louisville Arena Auth., Series A, 5.00%, 12/1/45 (2)	1,000	1,096
Kentucky Economic Dev. Fin. Auth., Louisville Arena Auth., Series A, 5.00%, 12/1/47 (2)	1,000	1,078
Kentucky Economic Dev. Fin. Auth., Masonic Home Independent Living, Series A, 5.00%, 5/15/36	3,550	3,656
Kentucky Economic Dev. Fin. Auth., Masonic Home Independent Living, Series A, 5.00%, 5/15/46	1,900	1,922
Kentucky Economic Dev. Fin. Auth., Masonic Homes of Kentucky, 5.375%, 11/15/32	2,000	2,078
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 5.00%, 6/1/37	1,100	1,172
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 5.00%, 6/1/41	850	899
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 5.00%, 6/1/45	3,525	3,713
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 5.25%, 6/1/50	4,000	4,198
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 6.375%, 6/1/40 (Prerefunded 6/1/20) (1)	10,520	11,123
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 6.50%, 3/1/45 (Prerefunded 6/1/20) (1)	2,520	2,668
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series B, 5.00%, 6/1/40	2,200	2,331
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 5.75%, 7/1/49	2,100	2,273
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 6.00%, 7/1/53	8,300	9,032
		47,239

Louisiana 1.2%

Jefferson Sales Tax Dist., Series B, 5.00%, 12/1/42 (2)	7,500	8,527
New Orleans Aviation Board, General Airport North Terminal Project Series A, 5.00%, 1/1/38	750	840
New Orleans Aviation Board, General Airport North Terminal Project Series A, 5.00%, 1/1/43	2,775	3,087

New Orleans Aviation Board, General Airport North Terminal Project, Series A, 5.00%, 1/1/48	9,210	10,194
New Orleans Sewerage Service, 5.00%, 6/1/35	900	986
New Orleans Sewerage Service, 5.00%, 6/1/45	4,835	5,157
Saint Charles Parish, Valero Energy, VRDN, PCR, 4.00%, 12/1/40 (Tender 6/1/22)	1,500	1,559
		30,350

Maryland 6.6%

Baltimore City, Wastewater, Series C, 5.00%, 7/1/39	3,030	3,372
Baltimore City, Wastewater, Series C, 5.00%, 7/1/44	4,810	5,320
Baltimore City, Water, Series A, 5.00%, 7/1/31	4,515	5,088
Baltimore City, Water, Series A, 5.00%, 7/1/34	3,635	4,081
Baltimore City, Water, Series B, 5.00%, 7/1/28	1,000	1,133
Baltimore City, Water, Series B, 5.00%, 7/1/29	3,035	3,437
Gaithersburg, Asbury Maryland Obligated Group, Series B, 6.00%, 1/1/23	1,380	1,423
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/33	590	650
Gaithersburg, Asbury Obligated Group, Series A, 5.00%, 1/1/36	395	432
Maryland CDA, Series A, 4.10%, 9/1/38	3,830	3,935
Maryland Economic Dev., Port America Chesapeake Transportation, Series A, 5.00%, 6/1/29	1,500	1,760
Maryland Economic Dev., Potomac Electric Power, PCR, 6.20%, 9/1/22	6,500	6,521
Maryland Economic Dev., Transportation Fac., Series A, 5.75%, 6/1/35 (Prerefunded 6/1/20) (1)	3,000	3,151
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/36	2,655	3,032
Maryland HHEFA, Adventist Healthcare, Series A, 5.50%, 1/1/46	11,135	12,354
Maryland HHEFA, Adventist Healthcare, Series A, 6.25%, 1/1/31	2,500	2,757
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/39	7,500	8,191
Maryland HHEFA, Anne Arundel Health, Series A, 6.75%, 7/1/39 (Prerefunded 7/1/19) (1)	4,350	4,421

Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41 (Prerefunded 1/1/21) (1)	3,000	3,241
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45 (Prerefunded 1/1/21) (1)	2,000	2,161
Maryland HHEFA, Johns Hopkins Hosp., Zero Coupon, 7/1/19	1,715	1,704
Maryland HHEFA, Medstar Health, 5.00%, 8/15/32	6,880	7,689
Maryland HHEFA, Medstar Health, Series A, 4.00%, 5/15/47	6,810	6,937
Maryland HHEFA, Medstar Health, Series A, 5.00%, 5/15/45	18,175	19,959
Maryland HHEFA, Medstar Health, Series B, 5.00%, 8/15/38	1,255	1,373
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/28	2,010	2,274
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/45	3,375	3,615
Maryland HHEFA, Univ. of Maryland Medical, Series A, 5.00%, 7/1/43	8,065	8,678
Maryland HHEFA, Univ. of Maryland Medical, Series B, 7.00%, 7/1/22 (4)(8)	915	1,029
Maryland HHEFA, Western Maryland Medical, 5.25%, 7/1/34	10,335	11,333
Maryland Stadium Auth., Construction & Revitalization, Series A, 5.00%, 5/1/47	5,000	5,636
Rockville, Ingleside at King Farm, Series A-2, 5.00%, 11/1/31	500	540
Rockville, Ingleside at King Farm, Series B, 5.00%, 11/1/42	3,100	3,214
Washington Suburban Sanitation Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/38	4,910	5,089
Westminster, Carroll Lutheran Village, 5.125%, 7/1/34	3,000	3,153
Westminster, Carroll Lutheran Village, 5.50%, 7/1/44	3,000	3,202
		161,885
Massachusetts 1.6%		
Massachusetts Bay Transportation Auth., Unrefunded Balance, Series A, 7.00%, 3/1/21	1,600	1,680
Massachusetts Dev. Fin. Agency, Linden Ponds Inc. Fac., 5.00%, 11/15/28 (3)	1,500	1,598
Massachusetts Dev. Fin. Agency, Newbridge Charles, 5.00%, 10/1/57 (3)	1,400	1,446
Massachusetts DOT, Series B, 5.00%, 1/1/32	10,185	10,436

Massachusetts Ed. Fin. Auth., Series I, 6.00%, 1/1/28	490	501
Massachusetts HEFA, Harvard Univ., Series N, 6.25%, 4/1/20	5,000	5,255
Massachusetts HEFA, Mass Institute Technology, Series K, 5.50%, 7/1/32	10,000	13,356
Massachusetts Water Pollution Abatement Trust, Water Resources Auth., Series A, 6.00%, 8/1/19	5,000	5,090
		39,362

Michigan 1.7%

Detroit, GO, 5.00%, 4/1/28	850	926
Detroit, GO, 5.00%, 4/1/29	150	163
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/43 (2)	800	858
Detroit Downtown Dev. Auth., Catalyst Dev. Project, Series A, 5.00%, 7/1/48 (2)	1,500	1,607
Great Lakes Water Auth., Water Supply, Series B, 5.00%, 7/1/46	12,625	13,829
Michigan Fin. Auth., Great Lakes Water Auth., Series C, 5.00%, 7/1/33	1,650	1,836
Michigan Fin. Auth., Great Lakes Water Auth., Series C, 5.00%, 7/1/34	2,860	3,177
Michigan Fin. Auth., Great Lakes Water Auth., Series C-6, 5.00%, 7/1/33	2,000	2,200
Michigan Fin. Auth., Trinity Health, Series A, 5.00%, 12/1/37	6,000	6,835
Wayne County Airport Auth., Series A, 5.00%, 12/1/36	550	628
Wayne County Airport Auth., Series A, 5.00%, 12/1/37	500	568
Wayne County Airport Auth., Series A, 5.00%, 12/1/42	1,300	1,458
Wayne County Airport Auth., Series A, 5.00%, 12/1/47	2,580	2,877
Wayne County Airport Auth., Series G, 5.00%, 12/1/25	1,070	1,265
Wayne County Airport Auth., Series G, 5.00%, 12/1/28	3,795	4,426
		42,653

Missouri 2.6%

Kansas City IDA, Downtown Redev., Series A, 5.00%, 9/1/31	4,480	4,797

Kansas City IDA, Downtown Redev., Series A, 5.50%, 9/1/25	5,000	5,425
Kansas City IDA, Downtown Redev., Series A, 5.50%, 9/1/26	7,000	7,595
Missouri HEFA, Mercy Health, Series C, 5.00%, 11/15/47	10,000	11,172
Missouri HEFA, Saint Lukes Health System, 5.00%, 11/15/34	4,900	5,480
Missouri HEFA, Saint Lukes Health System, 5.00%, 11/15/35	7,595	8,459
Missouri Municipal Electric Utility Commission, Plum Point Project, Series A, 5.00%, 1/1/34	10,985	12,333
Saint Louis County IDA, Friendship Village, 5.00%, 9/1/48	1,000	1,012
Saint Louis County IDA, Friendship Village, Series A, 5.00%, 9/1/38	1,000	1,024
Saint Louis County IDA, Friendship Village, Series A, 5.125%, 9/1/48	3,850	3,918
Saint Louis County IDA, St. Andrews Resources for Seniors, Series A, 5.125%, 12/1/45	1,050	1,083
Saint Louis IDA, Ballpark Village, Series A, 3.875%, 11/15/29	140	143
Saint Louis IDA, Ballpark Village, Series A, 4.375%, 11/15/35	895	908
Saint Louis IDA, Ballpark Village, Series A, 4.75%, 11/15/47	800	813
		64,162

Nevada 1.6%

Clark County Airport, Las Vegas McCarran Int'l. Airport, Series B, 5.125%, 7/1/36	10,000	10,233
Clark County Airport, Las Vegas McCarran Int'l. Airport, Series B, 5.75%, 7/1/42	11,500	11,833
Clark County Airport, Las Vegas McCarran Int'l. Airport, Series C, 5.00%, 7/1/25 (2)	1,800	1,819
Las Vegas Convention & Visitors Auth., Series B, 5.00%, 7/1/43	11,000	12,383
Reno, Sales Tax, Series A, 5.00%, 6/1/38	140	160
Reno, Sales Tax, Series A, 5.00%, 6/1/48	3,000	3,367
Reno, Sales Tax, Series C, Zero Coupon, 7/1/58 (3)	3,000	347
		40,142

New Hampshire 0.1%		
New Hampshire HEFA, Hillside Village, Series A, 6.125%, 7/1/52 (3)	2,905	3,021
		3,021
New Jersey 2.8%		
Garden State Preservation Trust, Farmland, Series A, 5.75%, 11/1/28 (2)	13,900	16,873
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/21	1,000	1,059
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/23	2,000	2,159
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	1,000	1,064
New Jersey Economic Dev. Auth., Provident Group-Rowan Univ. Student Housing, Series A, 5.00%, 1/1/48	2,840	2,961
New Jersey EFA, Univ. of Medicine & Dentistry, Series B, 7.50%, 12/1/32 (Prerefunded 6/1/19) (1)	9,000	9,128
New Jersey HCFFA, Hackensack Meridian Health, Series A, 5.25%, 7/1/57	5,500	6,229
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/43	8,575	9,310
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/34	5,300	5,947
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/43 (Prerefunded 7/1/22) (1)	1,255	1,391
New Jersey Turnpike Auth., Unrefunded Balance, Series A, 5.00%, 1/1/43	745	807
Rutgers State Univ., Series J, 5.00%, 5/1/25	5,000	5,631
Tobacco Settlement Fin., Series A, 5.00%, 6/1/27	1,000	1,164
Tobacco Settlement Fin., Series A, 5.25%, 6/1/46	3,900	4,209
		67,932
New York 8.1%		
Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/21	150	156
Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/22	6,000	6,253

Dormitory Auth. of the State of New York, Mount Sinai Hosp., Series A, 5.00%, 7/1/26	4,165	4,332
Dormitory Auth. of the State of New York, Personal Income Tax, Series B, 5.00%, 3/15/32	3,750	4,066
Dormitory Auth. of the State of New York, Personal Income Tax, General Purpose, Series A, 5.00%, 2/15/30	4,850	5,501
Dormitory Auth. of the State of New York, Saint John's Univ., Series A, 5.00%, 7/1/44	4,800	5,227
Dormitory Auth. of the State of New York, State Income Tax Revenue, Series C, 5.00%, 3/15/41	7,000	7,399
Dormitory Auth. of the State of New York, State Univ., Series B, 5.25%, 5/15/19	190	191
Dormitory Auth. of the State of New York, Touro College Univ., 5.00%, 1/1/47	14,240	15,137
Hudson Yards Infrastructure, 5.25%, 2/15/47 (Prerefunded 2/15/21) (1)	105	112
Hudson Yards Infrastructure, 5.75%, 2/15/47 (Prerefunded 2/15/21) (1)	5,560	6,005
Hudson Yards Infrastructure, Series A, 5.00%, 2/15/45	2,200	2,471
Hudson Yards Infrastructure, Unrefunded Balance, 5.25%, 2/15/47	2,310	2,444
Hudson Yards Infrastructure, Unrefunded Balance, 5.75%, 2/15/47	3,415	3,661
Long Island Power Auth., 5.00%, 9/1/42	3,000	3,374
Long Island Power Auth., Series A, 6.00%, 5/1/33 (Prerefunded 5/1/19) (1)	10,000	10,071
Long Island Power Auth., Series A, 6.25%, 4/1/33 (Prerefunded 4/1/19) (1)	10,000	10,036
Metropolitan Transportation Auth., Series B, 5.25%, 11/15/26 (2)	15,000	18,047
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/30 (Prerefunded 11/15/21) (1)	5,560	6,068
New York City, Series B-1, GO, 5.00%, 10/1/38	1,500	1,721
New York City, Series J, GO, 5.00%, 8/1/31	5,000	5,705
New York City, Series J, GO, 5.00%, 8/1/32	7,500	8,537
New York City Transitional Fin. Auth., Building Aid, Series S-1, 5.00%, 7/15/45	5,000	5,681

New York Liberty Dev., 4 World Trade Center, 5.75%, 11/15/51	26,500	28,949
New York Liberty Dev., Bank of America, Class 1, 5.625%, 1/15/46	11,500	11,872
New York Liberty Dev., One Bryant Park, 6.375%, 7/15/49	8,400	8,705
New York State Thruway Auth., Series A, 5.00%, 1/1/51	2,500	2,733
New York State Thruway Auth., Series A, 5.25%, 1/1/56	2,215	2,471
Port Auth. of New York & New Jersey, Series 179, 5.00%, 12/1/38	5,000	5,615
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal, 6.00%, 12/1/42	2,500	2,642
Westchester County Local Dev., Pace Univ., Series A, 5.50%, 5/1/42	3,910	4,241
		199,423
North Carolina 2.6%		
Charlotte, Charlotte-Douglas Int'l. Airport, Series A, 5.50%, 7/1/34	7,545	7,926
Charlotte Douglas Int'l Airport, Charlotte-Douglas Int'l. Airport, Series A, 5.00%, 7/1/39	7,450	7,750
Charlotte-Mecklenburg Hosp. Auth., Series C, VRDN, 1.55%, 1/15/37	900	900
North Carolina Capital Fac. Fin. Agency, Duke Univ., Series B, 5.00%, 10/1/55	4,000	4,494
North Carolina Medical Care Commission, Vidant Health, 5.00%, 6/1/45	5,000	5,392
North Carolina Medical Care Commission, Wake Forest Baptist, Series A, 5.00%, 12/1/45	8,040	8,609
North Carolina Turnpike Auth., 5.00%, 1/1/27 (2)	920	1,091
North Carolina Turnpike Auth., 5.00%, 1/1/31 (2)	1,000	1,154
North Carolina Turnpike Auth., 5.00%, 1/1/40	12,675	14,076
North Carolina Turnpike Auth., Monroe Expressway Toll, Series A, 5.00%, 7/1/47	4,000	4,286
North Carolina Turnpike Auth., Monroe Expressway Toll, Series A, 5.00%, 7/1/51	3,100	3,313

Pennsylvania 3.3%

Cumberland County Municipal Auth., Asbury Obligation Group, 5.25%, 1/1/27	1,275	1,326
Delaware River Port Auth. of Pennsylvania & New Jersey, Series D, 5.00%, 1/1/40 (Prerefunded 1/1/20) (1)	5,400	5,551
Montgomery County IDA, Einstein Healthcare, Series A, 5.25%, 1/15/45	4,800	5,155
Montgomery County IDA, Einstein Healthcare, Series A, 5.25%, 1/15/46	3,000	3,222
Montgomery County IDA, New Regional Medical Center, 5.25%, 8/1/33 (Prerefunded 8/1/20) (1)	6,475	6,794
Northampton County General Purpose Auth., Lafayette College, 5.00%, 11/1/47	8,980	10,115
Pennsylvania Fin. Auth., Commonwealth Auth., Tobacco Settlement, 5.00%, 6/1/33	875	997
Pennsylvania Higher Ed. Fac. Auth., Temple Univ., First Series, 5.00%, 4/1/32	510	550
Philadelphia Airport, Series A, 5.00%, 6/15/35	16,000	16,557
Philadelphia IDA, Temple Univ., First Series 2016, 5.00%, 4/1/28	1,800	2,081
Philadelphia IDA, Temple Univ., First Series 2017, 5.00%, 4/1/29	4,000	4,608
Philadelphia IDA, Temple Univ., Second Series 2016, 5.00%, 4/1/34	1,825	2,063
Philadelphia IDA, Temple Univ., Second Series 2016, 5.00%, 4/1/35	8,500	9,587
Philadelphia IDA, Temple Univ., Second Series 2016, 5.00%, 4/1/36	5,000	5,619
State Public School Building Auth., Philadelphia School Dist., Series A, 5.00%, 6/1/33 (2)	5,000	5,677
		79,902

Puerto Rico 0.1%

Puerto Rico Electric Power Auth., Series A, 5.05%, 7/1/42 (9)(10)	60	41
Puerto Rico Electric Power Auth., Series CCC, 5.25%, 7/1/27 (9)(10)	360	246

Puerto Rico Electric Power Auth., Series CCC, 5.25%, 7/1/28 (9)(10)	225	154
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/20 (9)(10)	290	198
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/24 (9)(10)	110	75
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/25 (9)(10)	370	253
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/26 (9)(10)	360	246
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/27 (9)(10)	60	41
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/32 (9)(10)	185	127
Puerto Rico Electric Power Auth., Series TT, 5.00%, 7/1/37 (9)(10)	175	120
Puerto Rico Electric Power Auth., Series WW, 5.00%, 7/1/28 (9)(10)	45	31
Puerto Rico Electric Power Auth., Series WW, 5.25%, 7/1/33 (9)(10)	40	27
Puerto Rico Electric Power Auth., Series WW, 5.50%, 7/1/18 (9)(10)	240	164
Puerto Rico Electric Power Auth., Series XX, 5.25%, 7/1/40 (9)(10)	275	188
Puerto Rico Electric Power Auth., Series XX, 5.75%, 7/1/36 (9)(10)	215	148
Puerto Rico Electric Power Auth., Series ZZ, 5.00%, 7/1/17 (9)(10)	120	82
Puerto Rico Electric Power Auth., Series ZZ, 5.25%, 7/1/24 (9)(10)	100	68
		2,209

Rhode Island 0.0%

Central Falls Detention Fac., 7.25%, 7/15/35 (10)(11)	4,915	885
		885

South Carolina 0.9%		
Connector 2000 Assoc., Series A, Zero Coupon, 1/1/20 (10)	285	264
Connector 2000 Assoc., Series A, Zero Coupon, 1/1/21 (10)	338	295
Connector 2000 Assoc., Series A, Zero Coupon, 1/1/22 (10)	358	290
Connector 2000 Assoc., Series A1, Zero Coupon, 1/1/32 (10)	6,663	2,691
Connector 2000 Assoc., Series A1, Zero Coupon, 1/1/42 (10)	11,189	2,114
Connector 2000 Assoc., Series A1, Zero Coupon, 7/22/51 (10)	14,661	945
Connector 2000 Assoc., Series B1, Zero Coupon, 1/1/32 (10)	2,141	378
Connector 2000 Assoc., Series B1, Zero Coupon, 7/22/51 (10)	10,109	226
Connector 2000 Assoc., Series C1, Zero Coupon, 7/22/51 (10)	1,654	36
South Carolina Jobs-Economic Dev. Auth., Acts Retirement-Life Community, Series C, 5.00%, 11/15/47	2,325	2,506
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, 5.00%, 5/1/37	5,000	5,622
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/35	2,000	2,273
South Carolina Jobs-Economic Dev. Auth., Prisma Health Obligated Group, Series A, 5.00%, 5/1/43	4,675	5,143
		22,783
South Dakota 1.2%		
South Dakota HEFA, Avera Health, Series A, 5.00%, 7/1/42	12,805	13,495
South Dakota HEFA, Sanford Health, Series E, 5.00%, 11/1/37	1,770	1,922
South Dakota HEFA, Sanford Health, Series E, 5.00%, 11/1/42	13,065	14,116
		29,533
Tennessee 1.7%		
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/35	1,725	1,959
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/37	3,500	3,928
Greeneville Health & Ed. Fac. Board, Ballad Health Obligation Group, Series A, 5.00%, 7/1/44	1,075	1,189

Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/35	2,675	2,983
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/40	7,265	7,969
Metropolitan Gov't. of Nashville-Davidson Health & Ed. Fac. Board, Vanderbilt Univ. Medical Center, Series A, 5.00%, 7/1/46	7,385	8,059
Tennessee Energy Acquisition, VRDN, 4.00%, 11/1/49 (Tender 11/1/25)	5,750	6,086
Tennessee Energy Acquisition, Goldman Sachs, Series A, 5.25%, 9/1/24	8,100	9,123
		41,296

Texas 9.1%

Austin Airport, Series A, 5.00%, 11/15/41	4,735	5,281
Austin Airport, Series A, 5.00%, 11/15/46	2,000	2,226
Austin Convention Enterprises, Convention Center, 1st Tier, Series A, 5.00%, 1/1/27	2,600	3,013
Austin Convention Enterprises, Convention Center, 1st Tier, Series A, 5.00%, 1/1/34	1,400	1,564
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/25	630	705
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/26	600	678
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/27	1,000	1,108
Austin Convention Enterprises, Convention Center, 2nd Tier, Series B, 5.00%, 1/1/28	360	399
Central Texas Regional Mobility Auth., 5.00%, 1/1/33	2,000	2,159
Central Texas Regional Mobility Auth., 5.00%, 1/1/42	12,780	13,585
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/43	2,700	2,871
Dallas/Fort Worth Int'l. Airport, Series C, 5.00%, 11/1/45	10,000	10,565
Dallas/Fort Worth Int'l. Airport, Series D, 5.25%, 11/1/25	4,805	5,231
Dallas/Fort Worth Int'l. Airport, Series G, 5.00%, 11/1/28	7,000	7,349
Fort Bend County IDC, NRG Energy, Series A, PCR, 4.75%, 5/1/38	3,000	3,060

Harris County Cultural Ed. Fac., Brazos Presbyterian Hosp., Series B, 7.00%, 1/1/43 (Prerefunded 1/1/23) (1)	3,000	3,567
Harris County Cultural Ed. Fac., Houston Methodist Hosp., 5.00%, 12/1/45	7,000	7,677
Harris County Cultural Ed. Fac. Fin., Methodist Hosp., Series C-1, VRDN, 1.57%, 12/1/24	1,055	1,055
Houston Airport, Series D, 5.00%, 7/1/35	6,380	7,454
Joint Guadalupe County - City of Seguin, 5.00%, 12/1/45	2,600	2,647
Joint Guadalupe County - City of Seguin, 5.25%, 12/1/35	2,400	2,568
Lower Colorado River Auth., 5.625%, 5/15/39 (Prerefunded 5/15/19) (1)	50	50
Lower Colorado River Auth., Series 2012-1, 5.625%, 5/15/39 (Prerefunded 5/15/19) (1)	35	35
Lower Colorado River Auth., Series 2014, 5.625%, 5/15/39 (Prerefunded 5/15/19) (1)	15	15
Lower Colorado River Auth., LCRA Transmission Services, Series A, 5.00%, 5/15/30	3,885	4,128
Lower Colorado River Auth., LCRA Transmission Services, Series A, 5.00%, 5/15/31	3,100	3,292
Lower Colorado River Auth., Unrefunded Balance, Series 2014, 5.625%, 5/15/39	13,560	13,654
Lower Neches Valley Auth. IDC, Exxonmobil Project, VRDN, PCR, 1.50%, 11/1/51	400	400
Matagorda County Navigation Dist. No. 1, Central Power & Light, Series A, PCR, 6.30%, 11/1/29	2,500	2,582
New Hope Cultural Ed. Fac. Fin., CHF Stephenville III - Tarleton State Univ., Series A, 5.00%, 4/1/30	300	323
New Hope Cultural Ed. Fac. Fin., CHF Stephenville III - Tarleton State Univ., Series A, 5.00%, 4/1/47	3,310	3,436
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/32	750	761
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.00%, 10/1/39	1,000	986
New Hope Cultural Ed. Fac. Fin., Presbyterian Village North, 5.25%, 10/1/49	2,000	2,006
North Texas Tollway Auth., Series A, 5.00%, 1/1/27	2,250	2,549
North Texas Tollway Auth., Series A, 5.00%, 1/1/39	6,110	6,797

North Texas Tollway Auth., Series A, 5.50%, 9/1/41 (Prerefunded 9/1/21) (1)	9,000	9,826
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/43	2,750	3,095
North Texas Tollway Auth., 1st Tier, Series A, 5.00%, 1/1/48	12,500	13,972
North Texas Tollway Auth., First Tier, 6.00%, 1/1/38 (Prerefunded 1/1/21) (1)	12,000	12,923
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/28	1,000	1,127
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/31	1,835	2,027
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series A, 5.00%, 11/15/37	1,700	1,831
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/40	2,650	2,831
Tarrant County Cultural Ed. Fac. Fin., Buckner Retirement Services, Series B, 5.00%, 11/15/46	5,395	5,728
Tarrant County Cultural Ed. Fac. Fin., Edgemere - Northwest Senior High School, Series A, 5.00%, 11/15/45	3,620	3,167
Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series A, 5.00%, 2/15/41	5,240	5,806
Texas IDC, NRG Energy, Series 2012, PCR, 4.125%, 12/1/45	1,270	1,241
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior Lien, Series A, 5.25%, 12/15/25	1,000	1,174
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch, Senior Lien, Series D, 6.25%, 12/15/26	9,425	10,894
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/29	8,200	8,863
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/31	5,000	5,367
Texas Transportation Commission, First Tier Toll, 5.00%, 8/1/57	4,010	4,352
Travis County Health Fac. Dev., Unrefunded Balance, Westminster Manor, 7.00%, 11/1/30	105	110
Travis County Health Fac. Dev., Westminster Manor, 7.00%, 11/1/30 (Prerefunded 11/1/20) (1)	805	873
Travis County Health Fac. Dev., Westminster Manor, 7.125%, 11/1/40 (Prerefunded 11/1/20) (1)	2,000	2,173
		223,156

Utah 0.3%		
Salt Lake City Airport, Series B, 5.00%, 7/1/42	1,000	1,131
Salt Lake City Airport, Series B, 5.00%, 7/1/47	4,475	5,030
		6,161
Virgin Islands 0.2%		
Virgin Islands PFA, Series A, 6.75%, 10/1/37	5,000	4,865
		4,865
Virginia 1.9%		
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier General Resolution, 5.00%, 7/1/46	3,000	3,270
Chesapeake Bay Bridge & Tunnel Dist., 1st Tier General Resolution, 5.00%, 7/1/51	3,395	3,682
Fairfax County Economic Dev. Auth., Silver Line Phase I, 4.00%, 4/1/33	8,955	9,584
Fairfax County Economic Dev. Auth., Silver Line Phase I, 4.00%, 4/1/36	8,500	9,006
Fairfax County IDA, Inova Health, Series A, 4.00%, 5/15/48	335	343
Fairfax County IDA, Inova Health, Series A, 5.00%, 5/15/40	5,000	5,430
Hampton Roads Transportation Accountability Commission, Series A, 5.50%, 7/1/57	4,000	4,703
Henrico County Economic Dev. Auth., Bon Secours Health System, 5.00%, 11/1/30 (Prerefunded 11/1/22) (1)	2,500	2,777
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, Series A, 2.00%, 10/1/48 (12)	803	70
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, Series A, 6.00%, 6/1/43	3,531	3,276
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/33	1,000	1,117
Stafford County Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/36	2,900	3,201
		46,459

Washington 0.3%		
Washington, Series C, GO, 5.00%, 6/1/29	7,000	7,482
		7,482
West Virginia 0.0%		
Monongalia County Commission, Univ. Town Center, Series A, 5.50%, 6/1/37 (3)	425	435
Monongalia County Commission, Univ. Town Center, Series A, 5.75%, 6/1/43 (3)	425	437
		872
Wisconsin 0.3%		
Wisconsin PFA, Retirement Housing Foundation Obligation Group, Series B, 5.00%, 11/15/29	1,475	1,659
Wisconsin PFA, Retirement Housing Foundation Obligation Group, Series B, 5.00%, 11/15/30	1,500	1,683
Wisconsin PFA, Searstone Retirement Community, Series A, 5.20%, 6/1/37	2,000	1,925
Wisconsin PFA, Searstone Retirement Community, Series A, 5.30%, 6/1/47	1,300	1,238
Wisconsin PFA, Searstone Retirement Community, Series A, 5.375%, 6/1/52	1,700	1,620
		8,125
Total Investments in Securities		
98.8% of Net Assets (Cost $2,352,383)		**$ 2,430,036**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Insured by Assured Guaranty Municipal Corporation
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $18,008 and represents 0.7% of net assets.
(4) Insured by National Public Finance Guarantee Corporation
(5) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(6) Distressed security. Currently making payment-in-kind
(7) Insured by AMBAC Assurance Corporation
(8) Escrowed to maturity

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities. The fund has three classes of shares: the Tax-Free Income Fund (Investor Class), the Tax-Free Income Fund–Advisor Class (Advisor Class), and the Tax-Free Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On February 28, 2019, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At February 28, 2019, approximately 11% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $299,096,000 and $448,219,000, respectively, for the year ended February 28, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets. For the year ended February 28, 2019, the following reclassification was recorded and relates primarily to per-share rounding of distributions:

Distributions during the years ended February 28, 2019 and February 28, 2018, were characterized for tax purposes as follows:

At February 28, 2019, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended February 28, 2019, the fund utilized $3,229,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2019, expenses incurred pursuant to these service agreements were $72,000 for Price Associates and $426,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $29,734,000 and $69,138,000, respectively, with net realized gain of $608,000 for the year ended February 28, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price
Tax-Free Income Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Free Income Fund, Inc. (the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 18, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$149,000 from short-term capital gains

■	$89,601,000 which qualified as exempt-interest dividends

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [189]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [189]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 1992 [189]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2019 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective December 31, 2018, Edward A. Wiese resigned from his role as inside director of the domestic fixed income Price Funds. Mr. Sharps replaced Mr. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Tax-Free Income Fund	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Assistant Vice President, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

M. Helena Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

G. Richard Dent (1960) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sarah J. Engle (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Charles B. Hill, CFA (1961) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James T. Lynch, CFA (1983) Vice President	Vice President, T. Rowe Price

Konstantine B. Mallas (1963) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Timothy G. Taylor, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,391,000 and $2,160,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Income Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 18, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	April 18, 2019